JVWEB, INC.
                      2000 NON-QUALIFIED STOCK OPTION PLAN

1.   NAME AND PURPOSES OF THE PLAN

         (a) The plan set forth herein shall be known as "JVWeb, Inc. 2000 Non-Qualified Stock Option Plan" (the "Plan").

         (b)      The purposes of the Plan are to:

                  (i)      Encourage  selected  employees,  directors and
                           consultants to improve operations   and   increase
                           profits  of  JVWeb,   Inc.,  a  Delaware
                           corporation (the "Company");

                  (ii) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates (as defined below); and

                  (iii) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

         (c) The options granted pursuant to this Plan are not intended to qualify as "incentive stock options" under Section 422(b) of the Internal
Revenue Code of 1986, as amended (the "Code"), and the provisions of this Plan need not be construed in a manner consistent with the requirements of that Code section.

2.   ELIGIBLE PERSONS AND CERTAIN DEFINITIONS

         Any consultant, non-employee director, or full-time employee of the Company or of any Affiliate selected by the Administrator (as defined herein) in its sole discretion is eligible to receive a grant of an option pursuant to this Plan (an "Option"). The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant. The term "Optionee" shall refer to a person in whose favor an Option is granted pursuant to this Plan. The term "Acquired Shares" shall refer to the shares of Common Stock acquired by an Optionee pursuant to an exercise of an Option.

3.   STOCK SUBJECT TO THIS PLAN

         The total number of shares of Common Stock that may be issued under Options granted pursuant to this Plan shall not exceed 5.0 million. Shares covered by any Option that expires unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION

         (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

         (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the Fair Market Value of the Common Stock subject to Options in accordance with Section 6.11 hereof; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the Optionee, to modify or amend any Option; (ix) to defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

         (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

         (d) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT

         (a) No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

         (b) Each Option shall be evidenced by a written stock option agreement (an "Option Agreement"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the Optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each Option shall be subject to Section 6.3.

         (c) The Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

6.   TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under this Plan shall be subject to the following terms and conditions:

         6.1 Changes in Capital Structure. Subject to Section 6.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator in (a) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

         6.2      Corporate Transactions.

         (a) In the event of (i) a dissolution  or  liquidation  of the Company,
(ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement will be binding on all Optionees), (iii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iv) the sale of all or substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the successor or acquiring corporation may substitute equivalent options or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Options). The successor or acquiring corporation may also issue, in place of outstanding Acquired Shares, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Optionee than those which applied to the Acquired Shares immediately prior to such transaction described in this Section 6.2(a). In the event such successor or acquiring corporation (if any) does not assume or substitute Options, as provided above, pursuant to a transaction described in this Section 6.2(a), then notwithstanding any other provision in this Plan to the contrary, the vesting of such Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Administrator determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate upon the consummation of such corporate transaction.

         (b) Subject to any greater rights granted to Optionees under the foregoing provisions of this Section 6.2, in the event of the occurrence of any transaction described in Section 6.2(a) hereof, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

         (c) The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in substitution of such other company's option, or (ii) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such Option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such Option will be adjusted appropriately pursuant to Section 424(a) of the Code - THE PRECEDING LANGUAGE TO BE CONFIRMED BY JOHN MALONE). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price.

         6.3 Time of Option Exercise. Subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the Option Agreement granting the Option, or (b) in accordance with a vesting schedule attached to the Option Agreement and signed by Optionee; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the Option was granted. In any case, no Option shall be exercisable until an Option Agreement in form satisfactory to the Company is executed by the Company and the Optionee.

         6.4 Option Grant Date. Except in the case of advance approvals described in Section 5(c), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

         6.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, an Option shall be exercisable only by the Optionee.

         6.6 Payment. Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

         (a) Acceptance of the Optionee's full recourse promissory note for all or part of the exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the Acquired Shares); and

         (b) Delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the exercise price, provided the Fair Market Value (determined as set forth in Section 6.11) of such Common Stock is equal on the date of exercise to the exercise price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

         6.7      Termination.

         (a) Subject to earlier termination pursuant to Section 6.2 hereof and notwithstanding the exercise periods set forth in the related Option Agreement, exercise of an Option will always be subject to the following:

                  (i) If an Optionee is Terminated for any reason except death, Disability or Cause, then an Optionee may exercise such Optionee's Options, only to the extent that such Options are exercisable on the Termination Date and such Options must be exercised by an Optionee, if at all, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days after the Termination Date, or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Administrator), but in any event, no later than the expiration date of the Options.

                  (ii) If an Optionee is Terminated because of Optionee's death or Disability (or an Optionee dies within three (3) months after Optionee's Termination other than for Cause), then Optionee's Options may be exercised, only to the extent that such Options are exercisable by Optionee on the Termination Date and must be exercised by Optionee (or Optionee's legal representative or authorized assignee), if at all, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months after the Termination Date, or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Administrator), but in any event no later than the expiration date of the Options.

                  (iii) If an Optionee is terminated for Cause, then Optionee's Options shall expire on such Optionee's Termination Date, or at such later time and on such conditions as are determined by the Administrator.

         (b) "Termination" or "Terminated" means, for purposes of this Plan with respect to an Optionee, that the Optionee has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or an Affiliate. An Optionee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any Optionee on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while the Optionee is on leave from the Company or an Affiliate as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the related Option Agreement. The
Administrator will have sole discretion to determine whether an Optionee has ceased to provide services and the effective date on which the Optionee ceased to provide services (the "Termination Date").

         (c)      "Disability"  means  a  disability,   whether  temporary  or
permanent,  partial  or  total,  as determined by the Administrator.

         (d) "Cause" means Termination because of (i) any willful material violation by the Optionee of any law or regulation applicable to the business of the Company or an Affiliate, the Optionee's conviction for or guilty plea to, a felony or a crime involving moral turpitude or any willful perpetration by the Optionee of a common law fraud, (ii) the Optionee's commission of an act of personal dishonesty which involves a personal profit in connection with the Company or any other entity having a business relationship with the Company,
(iii) any material breach by the Optionee of any material provision of any agreement or understanding between the Company or an Affiliate and the Optionee regarding the terms of the Optionee's service as an employee, director or consultant to the Company or an Affiliate, including without limitation, the willful and continued failure or refusal of the Optionee to perform the material duties required of such Optionee as an employee, director or consultant of the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or an Affiliate and the Optionee, (iv) Optionee's intentional disregard of the policies of the Company or an Affiliate so as to cause loss, damage or injury to the property, reputation or employees of the Company or an Affiliate, or (v) any other misconduct by the Optionee which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate.

         6.8 Repurchase of Stock. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase Acquired Shares held by a Optionee following such Optionee's Termination at any time within ninety (90) days after Optionee's Termination Date (or in the case of securities issued upon exercise of an Option after the Optionee's Termination Date, within ninety (90) days after the date of such exercise) for cash and/or cancellation of purchase money indebtedness, at the Optionee's exercise price for the Acquired Shares, provided, that such right to repurchase Acquired Shares at the exercise price shall lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant of the Option.

         6.9      Withholding and Employment Taxes.

         (a) Whenever shares of Common Stock are to be issued in satisfaction of Options granted under this Plan, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         (b) When, under applicable tax laws, an Optionee incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Optionee is obligated to pay the Company the amount required to be withheld, the Administrator may in its sole discretion allow the Optionee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the shares to be issued that number of shares having a Fair Market Value (determined in accordance with Section 6.11 hereof) equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have shares withheld for this purpose will be made in accordance with the requirements established by the Administrator and be in writing in a form acceptable to the Administrator.

         6.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator.

         6.11 Determination of Value. For purposes of the Plan, the Fair Market Value of Common Stock or other securities of the Company shall be determined as follows:

         (a) If the Common Stock is listed on or included in any established stock exchange, national market system (including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System), or other recognized trading market (including without limitation the OTC Bulletin Board or the National Quotation Bureau, Inc. pink sheets), its Fair Market Value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such exchange, system or market (or the most prominent thereof) for the date the Fair Market Value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales).

         (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the means between the high bid and low asked prices for the Common Stock on the date the Fair Market Value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

         (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the
Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

         6.12 Option Term. No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the Option Agreement.

         6.13 Exercise Price. Except as otherwise provided in this Section 6.13, the exercise price of an Option shall equal the Fair Market Value (determined in accordance with Section 6.11) of the Common Stock subject to the Option on the date of grant. Notwithstanding the preceding, the exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), Common Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the Fair Market Value (determined in accordance with Section 6.11) of the Common Stock covered by the Option at the time the Option is granted.

         6.14 Escrow; Pledge of Shares. To enforce any restrictions on an Optionee's Acquired Shares (including, without limitation, the right of repurchase provided for in Section 6.8), the Administrator may require the Optionee to deposit all certificates representing the Acquired Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Optionee who is permitted to execute a promissory note as partial or full consideration for the purchase of shares of Common Stock under this Plan will be required to pledge and deposit with the Company all or part of the shares so purchased as collateral to secure the payment of Optionee's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Optionee under the promissory note notwithstanding any pledge of the Optionee's Acquired Shares or other collateral. In connection with any pledge of the Acquired Shares, an Optionee will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. Acquired Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid at the discretion of the Administrator.

7.   MANNER OF EXERCISE

         (a) An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

         (b) Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or (if the Acquired Shares are to be placed into escrow) to the escrow holder, one or more certificates for the requisite number of Acquired Shares. An Optionee or permitted transferee of an Optionee shall not have any privileges as a shareholder with respect to any shares of Common Stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.   EMPLOYMENT, DIRECTOR OR CONSULTING RELATIONSHIP

         Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Optionee's employment, director or consulting arrangement at any time, nor confer upon any Optionee any right to continue in the employ of, on the Board of, or consult with, the Company or any of its Affiliates.

9.  CONDITIONS UPON ISSUANCE OF SHARES.

         Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended.

10.  NONEXCLUSIVITY OF THE PLAN.

         The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.      AMENDMENT OR TERMINATION OF PLAN

         The Board may (without the approval of any Optionee or the Company's shareholders) modify or amend this Plan in any respect; provided, however, that no modification or amendment of this Plan shall adversely affect any previously granted Options without the consent of the related Optionee. The Board may, at any time or from time to time, suspend or terminate this Plan; provided, however, that no such action shall adversely affect any previously granted Options without the consent of the related Optionee.

12.  EFFECTIVE DATE OF PLAN

         This Plan is effective as of August _____, 1999; provided, however, that Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall remain in effect until terminated by the Board.

                                                     JVWEB, INC.
                                        2000 NON-QUALIFIED STOCK OPTION PLAN
                                               STOCK OPTION AGREEMENT
                                               OPTION NO. ___________

         This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between JVWeb, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2000 Non-Qualified Stock Option Plan (the "Plan").

OPTIONEE:                           CARLO PELLEGRINI
SOCIAL SECURITY NUMBER:             ###-##-####
ADDRESS:                            195 HIGH AVENUE, NYACK, NY  10960
TOTAL NUMBER OF OPTION SHARES:      1,000,000
EXERCISE PRICE PER SHARE:           $0.21
DATE OF GRANT:                              November 6, 1999
FIRST VESTING DATE:                         April 1, 2000
EXPIRATION DATE [unless earlier terminated under section 3 below]: April 1, 2004

         1. GRANT OF OPTION. The Company hereby grants to Optionee an option (the "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Number of Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan.

         2.       EXERCISE PERIOD.

         2.1 Exercise Period of Option. Unless otherwise provided on a vesting schedule attached hereto and signed by Optionee, this Option is immediately exercisable. However, if vesting schedule signed by Optionee is attached hereto, this Option shall become exercisable in accordance with such vesting schedule. In all cases, the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Options set forth in Section 5 and 7 below. Provided Optionee continues to provide services to the Company or an Affiliate, the Shares issuable upon exercise of this Option (as opposed to the Option itself) will become vested and free of the repurchase option provided for in Section 7 hereof with respect to twenty-five percent (25%) of the Shares on the First Vesting Date set forth above (the "First Vesting Date") and thereafter at the end of each full succeeding month after the First Vesting Date an additional 2.08333% of the Shares will become vested until the shares are vested with respect to 100% of the Shares, provided that if application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement) will not be exercisable on or after Optionee's Termination Date.

         2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "Unvested Shares." Unvested Shares may not be sold or otherwise transferred by Optionee without the Company's prior written consent.

         2.3 Expiration. This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date, unless earlier terminated under Section 3 below.

         3.       TERMINATION.

         3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason, except death, Disability or Cause, this Option, to the extent (and only to the extent) that it is exercisable by Optionee on the Termination Date, may be exercised by Optionee, if at all, as to all or some of the Vested Shares calculated as of the Termination Date, no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

         3.2 Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause) this Option, to the extent that it is exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), if at all, as to all or some of the Vested Shares calculated as of the Termination Date, no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

         3.3 Termination for Cause. If Optionee is Terminated for Cause, then this Option will expire on Optionee's Termination Date, or at such later time and on such conditions as are determined by the Administrator.

         3.4 Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate to terminate Optionee's employment or other relationship at any time, with or without Cause.

         4.       MANNER OF EXERCISE.

         4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or incapacity, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

         4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than one hundred (100) Shares, unless it is exercised as to all Shares as to which this Option is then exercisable.

         4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law: (a) by surrender of shares of the Company's Common Stock that: (1) either (A) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Optionee in the open public market and (2) are clear of all liens, claims, encumbrances or security interests; (b) by tender of a cash downpayment equal (at a minimum) to the aggregate par value of the Shares being acquired and of a full recourse promissory note with an original principal amount equal to the aggregate Exercise Price minus the downpayment made, having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code.

         4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Administrator permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

         4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver, to the Optionee or (if the Shares are to be placed into escrow) to the escrow holder, one or more certificates representing the Shares with the appropriate legends affixed thereto.

         5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

         6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee's incapacity, by Optionee's legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

         7. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "Repurchase Option for Unvested Shares") if Optionee is Terminated for any reason, or no reason, including without limitation Optionee's death, Disability, voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

         8. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         8.1 Exercise of Option. There may be a regular federal and state income tax liability upon the exercise of this Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         8.2 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares. [JOHN MALONE TO GIVE TAX TREATMENT FOR SALES WITHIN 12 MONTHS AFTER EXERCISE] If the Shares are held for more than twelve
(12) months after the date of the transfer of the Shares pursuant to the exercise of an Option, any gain realized on disposition of the Shares will be treated as a long-term capital gain. The maximum federal capital gain tax rate is twenty percent. The Company may be required to withhold from Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. [JOHN MALONE TO CONFIRM PRECEDING SENTENCE]

         8.3 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option for Unvested Shares, unless an election is filed by the Optionee with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Code Section 83(b) (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of exercise, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

         9. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Optionee.

         10. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Optionee.

         11. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the complete and exclusive statement of the parties regarding its subject matter and supersedes all prior proposals, representations, communications, and agreements of the parties, whether oral or written regarding the grant of stock options or issuances of shares to Optionee.

         12. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the President of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three
(3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

         13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS. IF ANY PROVISION OF THIS AGREEMENT IS DETERMINED BY A COURT OF LAW TO BE ILLEGAL OR UNENFORCEABLE, THEN SUCH PROVISION WILL BE ENFORCED TO THE MAXIMUM EXTENT POSSIBLE AND THE OTHER PROVISIONS WILL REMAIN FULLY EFFECTIVE AND ENFORCEABLE.

         16. ACCEPTANCE. Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

                                            OPTIONEE

By:_________________________________        ____________________________________
Carlo Pellegrini                            (signature)

                                            Name: ______________________________
                                            Greg J. Micek, President JVWEB, INC.

                                                     JVWEB, INC.
                                        2000 NON-QUALIFIED STOCK OPTION PLAN
                                           STOCK OPTION EXERCISE AGREEMENT
                                                  NO._____________

         This Exercise Agreement (this "Exercise Agreement") is made and entered into as of ______________, 19___ (the "Effective Date") by and between JVWeb, Inc., a Delaware corporation (the "Company"), and the Purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2000 Non-Qualified Stock Option Plan (the "Plan").

PURCHASER:
SOCIAL SECURITY NUMBER:
ADDRESS:
TOTAL NUMBER OF SHARES:
EXERCISE PRICE PER SHARE:
TOTAL EXERCISE PRICE:
OPTION NO. AND DATE OF GRANT:

         1.       EXERCISE OF OPTION.

         1.1 Exercise. Pursuant to the exercise of that certain option (the "Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Acquired Shares") of the Company's Common Stock at the Total Exercise Price set forth above (the "Exercise Price"). As used in this Exercise Agreement, the term "Acquired Shares" refers to the Acquired Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Acquired Shares, (b) as a result of stock dividends or stock splits with respect to the Acquired Shares, and (c) all securities received on account of the Acquired Shares in a merger, recapitalization, reorganization or similar corporate transaction.

         1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the
Acquired              Shares              is:               ___________________
___________________________________________.  Purchaser  desires  to take  title to the Acquired Shares as follows:

         [_]      Individual, as separate property
         [_]      Husband and wife, as community property
         [_]      Joint Tenants

         [_] Alone or with spouse as trustee(s) of the following trust (including date):________________________________________

                  ------------------------------------------------------
         [_]      Other;            please            specify:__________________
                  ------------------------------------------------------

         1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Option Agreement as follows (check and complete as appropriate):

         [_] in cash (by check) in the amount of $________________, receipt of which is acknowledged by the Company;
         [_] by tender of a Full Recourse Promissory Note in the principal amount of $___________________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith.

         [_] by surrender of ___________________ shares of the Company's Common Stock, which shares have a Fair Market Value equal to the Exercise Price and: (1) either (A) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Optione0 in the open public market and (2) are clear of all liens, claims, encumbrances or security interests

         2.       DELIVERY.

         2.1 Deliveries by Purchaser.  Purchaser  hereby delivers to the Company
(i) this Exercise Agreement, (ii) three (3) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "Stock Powers"), executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse, (iv) the Exercise Price and payment or other provision for any applicable tax obligations by delivery of cash of a Secured Full Recourse Promissory Note in the form of Exhibit 3 and (v) if a Secured Full Recourse Promissory Note is being delivered, a Stock Pledge Agreement in the form of Exhibit 5 executed by Purchaser (the "Pledge Agreement").

         2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Acquired Shares in the name of Purchaser, to be placed in escrow as provided in
Section 8 to secure payment of Optionee's obligation to the Company under the promissory note and until expiration or termination of the Company's Repurchase Option in Section 6.

         3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

         3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Option Agreement, has read and understands the terms of the Plan, the Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Acquired Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

         3.2 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Acquired Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

         3.3 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Acquired Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Acquired Shares and the restrictions on transferability of the Acquired Shares (e.g., that Purchaser may not be able to sell or dispose of the Acquired Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Acquired Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

         4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act of 1933 and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

         5.       RESTRICTIONS ON TRANSFERS.

         5.1 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Acquired Shares which are subject to the Company's Repurchase Option, except as permitted by this Exercise Agreement.

         5.2 Transferee Obligations. Each person (other than the Company) to whom the Acquired Shares are transferred with the prior express written consent of the Company must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Acquired Shares are subject to the Company's Repurchase Option granted hereunder to the same extent such Acquired Shares would be so subject if retained by the Purchaser.

         6. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined in Section 2.2 of the Option Agreement) on the terms and conditions set forth in this Section (the "Repurchase Option for Unvested Shares") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

         6.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "Termination Date").

         6.2 Exercise of Repurchase Option for Unvested Shares. At any time within ninety (90) days after the Purchaser's Termination Date, the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option for Unvested Shares.

         6.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan.

         6.4 Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option for Unvested Shares.

         6.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Affiliate) to terminate Purchaser's employment or other relationship with Company (or the Affiliate) at any time, for any reason or no reason, with or without Cause.

         7. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Acquired Shares from and after the date that Acquired Shares are issued to Purchaser until such time as Purchaser disposes of the Acquired Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option. Upon an exercise of the Repurchase Option, Purchaser will have no further rights as a holder of the Acquired Shares so purchased upon such exercise, except the right to receive payment for the Acquired Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Acquired Shares so purchased to the Company for transfer or cancellation.

         8. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees that all stock certificates evidencing the Acquired Shares, together with the Stock Powers executed by Purchaser and by Purchaser's spouse if any (with the date and number of Acquired Shares left blank), will be delivered to the President of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Acquired Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. If a Full Recourse Promissory Note is not given in connection with the payment of the Exercise Price, upon termination of the Repurchase Option provided, the Acquired Shares shall be released from escrow. If a Full Recourse Promissory Note is given in connection with the payment of the Exercise Price, upon termination of the Repurchase Option provided, the Acquired Shares:

         [  ]     will be retained in escrow so long as they are subject to the
                  Pledge Agreement

         [ ] will be released from escrow on a pro rata basis as the original principal amount of Full Recourse Promissory Note is prepaid.

         9.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

         9.1 Restrictive Legends and Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may place restrictive legends in appropriate forms on the back of all certificates representing Acquired Share, and the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         9.2 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Acquired Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or
(ii) to treat as owner of such Acquired Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Acquired Shares have been so transferred.

         10. TAX CONSEQUENCES. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and state tax consequences of exercise of the Option and disposition of the Acquired Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE UNVESTED SHARES ARE SUBJECT TO
REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE.

         10.1 Exercise of Option. There may be a regular U.S. Federal income tax liability and a state income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Acquired Shares on the date of exercise over the Exercise Price. If Purchaser is a current or former employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         10.2 Disposition of Acquired Shares. The following tax consequences may apply upon disposition of the Acquired Shares. [JOHN MALONE TO GIVE TAX TREATMENT FOR SALES WITHIN 12 MONTHS AFTER EXERCISE] If the Acquired Shares are held for more than twelve (12) months after the date of the transfer of the Acquired Shares pursuant to the exercise of an Option, any gain realized on disposition of the Acquired Shares will be treated as a long-term capital gain. The maximum federal capital gain tax rate is twenty percent. The Company may be required to withhold from Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. [JOHN MALONE TO CONFIRM PRECEDING SENTENCE]

         10.3. Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Code Section 83(b) (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

         11. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Acquired Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

         12. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to repurchase Acquired Shares under the Repurchase Option. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

         13. GOVERNING LAW; SEVERABILITY. THIS EXERCISE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED
INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS. IF ANY PROVISION OF THIS EXERCISE AGREEMENT IS DETERMINED BY A COURT OF LAW TO BE ILLEGAL OR
UNENFORCEABLE, THEN SUCH PROVISION WILL BE ENFORCED TO THE MAXIMUM EXTENT POSSIBLE AND THE OTHER PROVISIONS WILL REMAIN FULLY EFFECTIVE AND ENFORCEABLE.

         14. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the President of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

         15. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

         16. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to
 Sections will refer to Sections of this Exercise Agreement.

         17. ENTIRE AGREEMENT. The Plan, the Option Agreement and this Exercise Agreement, together with all of its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

         IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in duplicate as of the Effective Date.

JVWEB, INC.                                          PURCHASER


By:_________________________________        ___________________________________
        Greg J. Micek, President            Name: ______________________________

                                                  LIST OF EXHIBITS

Exhibit 1:        Stock Power and Assignment Separate From Stock Certificate
Exhibit 2:        Spouse Consent
Exhibit 3:        Copy of Purchaser's Check And/or Secured Full Recourse
                  Promissory Note
Exhibit 4:        Section 83(b) Election
Exhibit 5:        Stock Pledge Agreement

                                                     EXHIBIT 1

                                             STOCK POWER AND ASSIGNMENT
                                          SEPARATE FROM STOCK CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. _____ dated as of _______________ _____, ________ (the "Exercise
Agreement"), the undersigned hereby sells, assigns and transfers unto ____________________________________, ___________________ shares of the Common
Stock of JVWeb, Inc., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ________ delivered herewith, and does hereby irrevocably constitute and appoint
_______________________________________  as the undersigned's  attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY BE USED ONLY AS AUTHORIZED BY THE EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.

                                                                       PURCHASER

Dated: _______________ _____, _______       ____________________________________
(Signature)

                                             Name:______________________________


                                             -----------------------------------
(Spouse's Signature, if any)

                                            Spouse's Name) :____________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon a default under Purchaser's Note and to exercise its "Repurchase Option" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                                     EXHIBIT 2

                                                   SPOUSE CONSENT

         The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Exercise Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Exercise Agreement, the undersigned hereby agrees to be irrevocably bound by the Exercise Agreement and further agrees that any community property interest I may have in the Shares and any other property pursuant to the Exercise Agreement shall similarly be bound by the Exercise Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Agreement.

Date: _______________ _____, _______                ____________________________
                                                                (Signature)

                                             Name:______________________________

                                             Name of Purchaser:_________________

                                             Address:___________________________

                                               -------------------------------

                                                     EXHIBIT 3

                                       SECURED FULL RECOURSE PROMISSORY NOTE

Houston, Texas     $__________________                 ____________ ___, _____

         1. OBLIGATION. In exchange for the issuance to the undersigned ("Purchaser") of ______________________________ shares (the "Shares") of the
Common Stock of JVWeb, Inc., a Delaware corporation (the "Company"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _______________ _____, _______, at the Company's principal place of business at 5444 Westheimer, Suite 2080, Houston, Texas 77056, or at such other place as the Company may direct, the principal sum of ____________________ Dollars ($_______________) together with interest compounded semi-annually on the unpaid principal at the rate of ______________ percent (_____%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law; and provided further that interest on the unpaid principal shall be due and payable on December 1 of each year.

         2. SECURITY. Payment of this Note is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement of even date herewith between the Company and Purchaser (the "Pledge Agreement"). This Note is being tendered by Purchaser to the Company as part of the Exercise Price of the Shares pursuant to that certain Stock Option Exercise Agreement between Purchaser and the Company of even date with this Note (the "Exercise Agreement").

         3. DEFAULT; ACCELERATION OF OBLIGATION. Purchaser will be deemed to be in default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Purchaser's failure to make any payment when due under this Note; (b) in the event Purchaser is Terminated (as defined in the Company's 2000 Non-Qualified Stock Option Plan) for any reason; (c) upon any transfer of any of the Shares (except a transfer to, or expressly permitted in writing by, the Company); (d) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the U.S. Federal bankruptcy code or any other state or U.S. Federal law for the relief of debtors; or (e) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

         4. REMEDIES ON DEFAULT. Upon any default of Purchaser under this Note, the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

         5. PREPAYMENT. Prepayment of principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, the Shares paid for by the portion of principal so paid

         [  ]     shall  continue  to be held in pledge  under the Pledge
                  Agreement to serve as independent collateral for the outstanding portion of this Note

         [ ] shall be released from pledge and may be returned to Purchaser so long as the Company no longer has any right to repurchase the Shares to be released.

         6. GOVERNING LAW; WAIVER. THE VALIDITY, CONSTRUCTION AND PERFORMANCE OF THIS NOTE WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCLUDING THAT BODY OF LAW PERTAINING TO CONFLICTS OF LAW. PURCHASER HEREBY WAIVES PRESENTMENT, NOTICE OF NON-PAYMENT, NOTICE OF DISHONOR, PROTEST, DEMAND AND DILIGENCE.

         7. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.


         IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

                                               ---------------------------------
                                                          (Signature)

                                            Name:______________________________

                                                     EXHIBIT 4

[FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS] [FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES - INCENTIVE STOCK OPTION]

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE

         The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.       TAXPAYER'S NAME:___________________________________________________
         TAXPAYER'S ADDRESS: _______________________________________________
------------------------------------------------------------------------
         SOCIAL SECURITY NUMBER: __________________________________________

         2.       The   property   with   respect  to  which  the   election  is
made is described as follows: ___________________ shares of Common Stock of JVWeb, Inc., a Delaware corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services. The foregoing shares were issued upon exercise of an option.

         3. The date on which the shares were transferred pursuant to the exercise of the option was _______________ ___, ____ and this election is made for calendar year ________.

         4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

         5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $________ per share at the time of exercise of the option.

         6. The amount paid for such shares upon exercise of the option was $____________ per share.

         7. The Taxpayer has submitted a copy of this statement to the Company.

         THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: ____________ ___, _______            ____________________________________
                                                      Taxpayer's Signature

                                                     EXHIBIT 5

                                               STOCK PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT ("Pledge Agreement") is made and entered into as of _______________ _____, _______ by and between JVWeb, Inc., a Delaware corporation (the "Company"), and _____________________________ ("Pledgor").

                                                  R E C I T A L S

         A. In exchange for Pledgor's Secured Full Recourse Promissory Note and Secured Non-Recourse Promissory Note to the Company of even date herewith (the "Note"), the Company has issued and sold to Pledgor ____________________ shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that Stock Option Exercise Agreement between the Company and Pledgor of even date herewith (the "Exercise Agreement").

         B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of Chapter 9 of the Texas Business and Commerce Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). _________, representing all the Shares, together with three stock powers for each certificate in the form attached as an Exhibit to the Exercise Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge
Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Sections 5 and 6 hereof, will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral pledged to the Company will be deposited with and held by the Escrow Holder (as defined in the Exercise Agreement) and that, notwithstanding anything to the contrary in the Exercise Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

         2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

         3. RIGHTS ON DEFAULT. In the event of default (as defined in the Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in Chapter 9 of the Texas Business and Commerce Code.

         4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under Chapter 9 of the Texas Business and Commerce Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

         5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

         6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Pledge Agreement in the same manner as the Collateral is held hereunder.

         7. RIGHTS UNDER EXERCISE AGREEMENT. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Exercise Agreement, if any, will continue for the periods and on the terms and conditions specified in the Exercise Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

         8. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Exercise Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Exercise Agreement will survive termination of this Pledge Agreement.

         9. SUCCESSORS AND ASSIGNS. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         10. GOVERNING LAW; SEVERABILITY. THIS PLEDGE AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCLUDING THAT BODY OF LAW RELATING TO CONFLICTS OF LAW. SHOULD ONE OR MORE OF THE PROVISIONS OF THIS PLEDGE AGREEMENT BE DETERMINED BY A COURT OF LAW TO BE ILLEGAL OR UNENFORCEABLE, THE OTHER PROVISIONS NEVERTHELESS WILL REMAIN EFFECTIVE AND WILL BE ENFORCEABLE.

         11. MODIFICATION; ENTIRE AGREEMENT. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Pledge Agreement as of the date and year first above written.

JVWEB, INC.                                          PLEDGOR


By:_________________________________        ___________________________________
        Greg J. Micek, President            Name: ______________________________